Dollars in millions, except per share data	Three Months Ended			Year Ended December 31,
Summary Financial Data & Key Metrics	December 31, 2025	September 30, 2025	December 31, 2024	2025	2024
Results of Operations:
Net interest income	$1,722	$1,734	$1,709	$6,814	$7,143
Provision for credit losses	54	191	155	514	431
Net interest income after provision for credit losses	1,668	1,543	1,554	6,300	6,712
Noninterest income	715	699	699	2,727	2,615
Noninterest expense	1,572	1,491	1,517	6,056	5,735
Income before income taxes	811	751	736	2,971	3,592
Income tax expense	231	183	36	765	815
Net income	580	568	700	2,206	2,777
Preferred stock dividends	14	14	15	57	61
Net income available to common stockholders	$566	$554	$685	$2,149	$2,716
Adjusted net income available to common stockholders (1)	$634	$573	$628	$2,313	$2,796
Pre-tax, pre-provision net revenue (PPNR) (1)	865	942	891	3,485	4,023
Adjusted PPNR (1)	883	973	957	3,650	4,271
Per Share Information:
Diluted earnings per common share (EPS)	$45.81	$43.08	$49.21	$165.24	$189.41
Adjusted diluted EPS (1)	51.27	44.62	45.10	177.88	194.96
Book value per common share at period end	1,718.71	1,672.54	1,556.16
Tangible book value per common share (TBV) (1) at period end	1,674.11	1,628.64	1,512.77
Key Performance Metrics:
Return on average assets (ROA)	0.99%	0.98%	1.25%	0.96%	1.26%
Adjusted ROA (1)	1.10	1.01	1.14	1.03	1.30
PPNR ROA (1)	1.47	1.62	1.58	1.52	1.83
Adjusted PPNR ROA (1)	1.50	1.67	1.70	1.59	1.94
Return on average common equity (ROE)	10.66	10.26	12.56	10.03	12.68
Adjusted ROE (1)	11.93	10.62	11.51	10.80	13.06
Return on average tangible common equity (ROTCE) (1)	10.94	10.53	12.92	10.31	13.07
Adjusted ROTCE (1)	12.25	10.91	11.84	11.09	13.45
Efficiency ratio	64.53	61.27	63.01	63.48	58.77
Adjusted efficiency ratio (1)	60.79	56.78	56.98	58.77	53.01
Net interest margin (NIM) (2)	3.20	3.26	3.32	3.25	3.54
NIM, excluding purchase accounting accretion (PAA) (1) (2)	3.11	3.15	3.16	3.13	3.30
Select Balance Sheet Items at Period End:
Total investment securities	$41,564	$45,124	$44,090
Total loans and leases	147,930	144,758	140,221
Total operating lease equipment, net	9,621	9,446	9,323
Total deposits	161,578	163,190	155,229
Total borrowings	36,008	38,675	37,051
Loan to deposit ratio	91.55%	88.71%	90.33%
Noninterest-bearing deposits to total deposits	25.16	26.20	24.89
Capital Ratios at Period End: (3)
Total risk-based capital ratio	13.71%	14.05%	15.04%
Tier 1 risk-based capital ratio	11.91	12.15	13.53
Common equity Tier 1 ratio	11.15	11.65	12.99
Tier 1 leverage capital ratio	9.29	9.34	9.90
Asset Quality at Period End:
Nonaccrual loans to total loans and leases	0.88%	0.97%	0.84%
Allowance for loan and lease losses (ALLL) to loans and leases	1.06	1.14	1.20
Net charge-off ratio for the period	0.39	0.65	0.46	0.45	0.39

(1) Denotes a non-GAAP measure. Refer to the non-GAAP reconciliation tables included at the end of this financial supplement for a reconciliation to the most directly comparable GAAP measure. “Adjusted” items exclude the impacts of Notable Items.

(2) Calculated net of average credit balances of factoring clients to appropriately reflect the interest-earning portion of factoring receivables.
(3) Capital ratios as of the current quarter-end are preliminary pending completion of quarterly regulatory filings.

Dollars in millions, except share and per share data	Three Months Ended			Year Ended December 31,
Income Statement (unaudited)	December 31, 2025	September 30, 2025	December 31, 2024	2025	2024
Interest income
Interest and fees on loans	$2,290	$2,300	$2,322	$9,096	$9,528
Interest on investment securities	424	433	377	1,690	1,347
Interest on deposits at banks	226	265	302	992	1,478
Total interest income	2,940	2,998	3,001	11,778	12,353
Interest expense
Deposits	861	911	957	3,559	3,864
Borrowings	357	353	335	1,405	1,346
Total interest expense	1,218	1,264	1,292	4,964	5,210
Net interest income	1,722	1,734	1,709	6,814	7,143
Provision for credit losses	54	191	155	514	431
Net interest income after provision for credit losses	1,668	1,543	1,554	6,300	6,712
Noninterest income
Rental income on operating lease equipment	281	273	272	1,096	1,048
Lending-related fees	64	67	68	266	257
Deposit fees and service charges	63	61	58	241	230
Client investment fees	54	58	54	217	213
Wealth management services	61	57	54	229	211
International fees	37	34	33	136	119
Factoring commissions	20	18	20	73	75
Cardholder services, net	37	39	41	158	163
Merchant services, net	13	12	13	52	49
Insurance commissions	12	13	13	53	55
Realized gain on sale of investment securities, net	3	—	2	3	6
Fair value adjustment on marketable equity securities, net	12	13	10	22	13
Gain on sale of leasing equipment, net	14	3	11	30	30
Loss on extinguishment of debt	(9)	—	—	(9)	(2)
Other noninterest income	53	51	50	160	148
Total noninterest income	715	699	699	2,727	2,615
Noninterest expense
Depreciation on operating lease equipment	102	98	101	398	394
Maintenance and other operating lease expenses	64	67	55	244	219
Personnel cost	849	817	801	3,294	3,078
Net occupancy expense	61	58	60	238	242
Equipment expense	151	137	136	555	504
Professional fees	34	26	30	115	121
Third-party processing fees	75	67	57	268	230
FDIC insurance expense	27	38	33	141	138
Marketing expense	45	33	24	142	76
Acquisition-related expenses	33	28	62	141	210
Intangible asset amortization	13	13	16	54	63
Other noninterest expense	118	109	142	466	460
Total noninterest expense	1,572	1,491	1,517	6,056	5,735
Income before income taxes	811	751	736	2,971	3,592
Income tax expense	231	183	36	765	815
Net income	$580	$568	$700	$2,206	$2,777
Preferred stock dividends	14	14	15	57	61
Net income available to common stockholders	$566	$554	$685	$2,149	$2,716

Basic earnings per common share	$45.81	$43.08	$49.21	$165.24	$189.42
Diluted earnings per common share	$45.81	$43.08	$49.21	$165.24	$189.41
Weighted average common shares outstanding (basic)	12,363,028	12,849,339	13,927,887	13,002,455	14,341,872
Weighted average common shares outstanding (diluted)	12,363,028	12,849,339	13,927,887	13,002,455	14,342,655

Dollars in millions, except share data
Balance Sheet (unaudited)	December 31, 2025	September 30, 2025	December 31, 2024
Assets
Cash and due from banks	$801	$874	$814
Interest-earning deposits at banks	19,801	24,798	21,364
Securities purchased under agreements to resell	232	83	158
Investment in marketable equity securities	127	110	101
Investment securities available for sale	31,790	34,963	33,750
Investment securities held to maturity	9,647	10,051	10,239
Assets held for sale	804	112	85
Loans and leases	147,930	144,758	140,221
Allowance for loan and lease losses	(1,566)	(1,652)	(1,676)
Loans and leases, net of allowance for loan and lease losses	146,364	143,106	138,545
Operating lease equipment, net	9,621	9,446	9,323
Premises and equipment, net	2,447	2,283	2,006
Goodwill	346	346	346
Other intangible assets, net	195	208	249
Other assets	7,523	7,108	6,740
Total assets	$229,698	$233,488	$223,720
Liabilities
Deposits:
Noninterest-bearing	$40,653	$42,752	$38,633
Interest-bearing	120,925	120,438	116,596
Total deposits	161,578	163,190	155,229
Credit balances of factoring clients	1,148	1,326	1,016
Borrowings:
Short-term borrowings	224	423	367
Long-term borrowings	35,784	38,252	36,684
Total borrowings	36,008	38,675	37,051
Other liabilities	8,726	8,311	8,196
Total liabilities	$207,460	$211,502	$201,492
Stockholders’ equity
Preferred stock	1,375	881	881
Common stock:
Class A - $1 par value	11	12	13
Class B - $1 par value	1	1	1
Additional paid in capital	—	270	2,417
Retained earnings	20,768	20,866	19,361
Accumulated other comprehensive loss	83	(44)	(445)
Total stockholders’ equity	22,238	21,986	22,228
Total liabilities and stockholders’ equity	$229,698	$233,488	$223,720

Dollars in millions, except share per share data	Three Months Ended			Year Ended December 31,
Notable Items (1)	December 31, 2025	September 30, 2025	December 31, 2024	2025	2024
Noninterest income
Rental income on operating lease equipment (2)	$(166)	$(165)	$(152)	$(642)	$(609)
Realized gain on sale of investment securities, net	(3)	—	(2)	(3)	(6)
Fair value adjustment on marketable equity securities, net	(12)	(13)	(10)	(22)	(13)
Gain on sale of leasing equipment, net	(14)	(3)	(11)	(30)	(30)
Loss on extinguishment of debt	9	—	—	9	2
Other noninterest income (3)	—	—	(8)	—	(12)
Impact of notable items on adjusted noninterest income	$(186)	$(181)	$(183)	$(688)	$(668)
Noninterest expense
Depreciation on operating lease equipment (2)	(102)	(98)	(101)	(398)	(394)
Maintenance and other operating lease equipment expense (2)	(64)	(67)	(55)	(244)	(219)
Personnel cost (4)	—	(6)	—	(6)	—
Professional fees (5)	—	—	—	—	(4)
FDIC insurance special assessment	12	—	—	12	(11)
Acquisition-related expenses	(33)	(28)	(62)	(141)	(210)
Intangible asset amortization	(13)	(13)	(16)	(54)	(63)
Other noninterest expense (6)	(4)	—	(15)	(22)	(15)
Impact of notable items on adjusted noninterest expense	$(204)	$(212)	$(249)	$(853)	$(916)
Impact of notable items on adjusted pre-tax income	$18	$31	$66	$165	$248
Income tax impact (7)	(50)	12	123	1	168
Impact of notable items on adjusted net income	$68	$19	$(57)	$164	$80

Impact of notable items on adjusted diluted EPS	$5.46	$1.54	$(4.11)	$12.64	$5.55

(1) Notable items include income and expense for infrequent transactions and certain recurring items (typically noncash) that management believes should be excluded from adjusted measures (non-GAAP) to enhance understanding of operations and comparability to historical periods. Management utilizes both GAAP and adjusted measures (non-GAAP) to analyze BancShares’ performance. Refer to subsequent pages of this financial supplement for a reconciliation of non-GAAP measures to the most directly comparable GAAP measures.
(2) Depreciation and maintenance and other operating lease expenses are deducted from rental income on operating lease equipment to calculate adjusted rental income on operating lease equipment (non-GAAP). There is no net impact to earnings for this non-GAAP item because adjusted noninterest income and expense are reduced by the same amount. Management believes adjusted rental income on operating lease equipment (non-GAAP) is meaningful because it helps management monitor the performance and profitability of the operating leases after deducting direct expenses. Refer to subsequent pages of this financial supplement for a reconciliation of non-GAAP measures to the most directly comparable GAAP measures.
(3) Other noninterest income includes a gain on sale of portfolio residential mortgages in 4Q24, as well as a gain on litigation settlement for 1Q24.
(4) Personnel cost includes impairment of internal use software under development in 3Q25.
(5) Professional fees include expenses related to integration activities in 1Q24 and 2Q24.
(6) Other noninterest expense includes a technology fee in 4Q25 and 3Q24, an accrual resulting from a vendor dispute and an increase in litigation reserve in 2Q25, impairment of capitalized software and related projects in 1Q25 and 4Q24, and litigation reserve releases in 1Q24 and 2Q24.
(7) For the periods presented, the income tax impact may include tax discrete items and changes in the estimated annualized effective tax rate.

Dollars in millions, except share and per share data	Three Months Ended			Year Ended December 31,
Condensed Income Statements (unaudited) - Adjusted for Notable Items (1)	December 31, 2025	September 30, 2025	December 31, 2024	2025	2024
Interest income	$2,940	$2,998	$3,001	$11,778	$12,353
Interest expense	1,218	1,264	1,292	4,964	5,210
Net interest income	1,722	1,734	1,709	6,814	7,143
Provision for credit losses	54	191	155	514	431
Net interest income after provision for credit losses	1,668	1,543	1,554	6,300	6,712
Noninterest income	529	518	516	2,039	1,947
Noninterest expense	1,368	1,279	1,268	5,203	4,819
Income before income taxes	829	782	802	3,136	3,840
Income tax expense	181	195	159	766	983
Net income	$648	$587	$643	$2,370	$2,857
Preferred stock dividends	14	14	15	57	61
Net income available to common stockholders	$634	$573	$628	$2,313	$2,796

Basic earnings per common share	$51.27	$44.62	$45.10	$177.88	$194.97
Diluted earnings per common share	51.27	44.62	45.10	177.88	194.96
Weighted average common shares outstanding (basic)	12,363,028	12,849,339	13,927,887	13,002,455	14,341,872
Weighted average common shares outstanding (diluted)	12,363,028	12,849,339	13,927,887	13,002,455	14,342,655
(1) The GAAP income statements and notable items are included previously in this financial supplement. The condensed adjusted income statements above (non-GAAP) exclude the impact of notable items. Refer to the non-GAAP reconciliation tables at the end of this financial supplement for a reconciliation of non-GAAP measures to the most directly comparable GAAP measure.

Dollars in millions
Loans and Leases by Class (end of period)	December 31, 2025	September 30, 2025	December 31, 2024

Commercial
Commercial and industrial (2)	$44,721	$44,909	$43,559
Capital call lines (2)	31,791	28,643	25,501
Owner occupied commercial mortgage	17,660	17,232	16,842
Investor dependent	2,778	2,772	3,193
Commercial real estate (2)	23,784	23,255	23,282
Total commercial	$120,734	116,811	$112,377

Consumer
Residential mortgage (2)	$21,861	$22,653	$22,768
Revolving mortgage	2,863	2,794	2,567
Auto	1,416	1,463	1,523
Other consumer	1,056	1,037	986
Total consumer	$27,196	$27,947	$27,844
Total loans and leases	$147,930	$144,758	$140,221
Less: allowance for loan and lease losses	(1,566)	(1,652)	(1,676)
Total loans and leases, net of allowance for loan and lease losses	$146,364	$143,106	$138,545

(2) During the fourth quarter of 2025, we updated our loan classes as summarized below (“4Q25 Loan Class Changes”):
•Commercial real estate is a separate loan class. Prior to the 4Q25 Loan Class Changes, commercial real estate loans were primarily included in the non-owner occupied commercial mortgage and commercial construction loan classes. Additionally, commercial and industrial loans for the purpose of acquiring, constructing or developing real estate were previously included in the commercial and industrial loan class, and residential construction loans were previously included in the residential mortgage loan class.
•Capital call lines is a separate loan class. Prior to the 4Q25 Loan Class Changes, global fund banking (which included capital call lines and certain other commercial and industrial loans in the Global Fund Banking line of business) was a separate loan class.
•Commercial and industrial remained a separate loan class, but the composition was updated to: (i) include certain other commercial and industrial loans that were previously included in the global fund banking loan class prior to the 4Q25 Loan Class Changes, (ii) include leases, which was previously a separate loan class, and (iii) exclude commercial real estate loans that were previously included in the commercial and industrial loan class.
•Residential mortgage loans remained a separate loan class, but the composition was updated to exclude residential construction loans which are included in the commercial real estate loan class after the 4Q25 Loan Class Changes.

During the second quarter of 2025, the loan classes which were reported in the SVB portfolio in the 2024 Form 10-K, were recast to the Commercial portfolio (the “2Q25 Loan Class Changes”). Loan and lease disclosures for all periods presented in this Financial Supplement were recast to reflect the 2Q25 Loan Class Changes and 4Q25 Loan Class Changes.

Dollars in millions
Deposits by Type (end of period)	December 31, 2025	September 30, 2025	December 31, 2024
Noninterest-bearing demand	$40,653	$42,752	$38,633
Checking with interest	24,377	23,731	25,343
Money market	38,687	38,718	35,722
Savings	46,625	46,915	42,278
Time	11,236	11,074	13,253
Total deposits	$161,578	$163,190	$155,229

	Three Months Ended			Year Ended December 31,
Credit Quality and Allowance for Loan and Lease Losses (ALLL)	December 31, 2025	September 30, 2025	December 31, 2024	2025	2024
Nonaccrual loans at period end	$1,307	$1,406	$1,184
Ratio of nonaccrual loans to total loans at period end	0.88%	0.97%	0.84%

Charge-offs	$(174)	$(256)	$(193)	$(741)	$(657)
Recoveries	31	22	33	101	117
Net charge-offs	$(143)	$(234)	$(160)	$(640)	$(540)
Net charge-off ratio	0.39%	0.65%	0.46%	0.45%	0.39%

ALLL to loans ratio at period end	1.06%	1.14%	1.20%

ALLL at beginning of period	$1,652	$1,672	$1,678	$1,676	$1,747
Provision for loan and lease losses	59	214	158	532	469
Net charge-offs	(143)	(234)	(160)	(640)	(540)
Other	(2)	—	—	(2)	—
ALLL at end of period	$1,566	$1,652	$1,676	$1,566	$1,676

Dollars in millions	Three Months Ended
	December 31, 2025			September 30, 2025			December 31, 2024
Average Balance Sheets, Yields and Rates	Average Balance	Income/Expense	Yield/Rate	Average Balance	Income/Expense	Yield/Rate	Average Balance	Income/Expense	Yield/Rate
Loans and leases (1) (2)	$145,689	$2,290	6.24%	$141,785	$2,300	6.44%	$138,186	$2,322	6.69%
Investment securities	44,306	421	3.80	44,827	430	3.83	40,779	374	3.66
Securities purchased under agreements to resell	285	3	4.00	284	3	4.32	266	3	4.67
Interest-earning deposits at banks	23,014	226	3.90	24,146	265	4.36	25,548	302	4.70
Total interest-earning assets (2)	$213,294	$2,940	5.48%	$211,042	$2,998	5.64%	$204,779	$3,001	5.83%

Operating lease equipment, net	$9,495			$9,463			$9,288
Cash and due from banks	847			757			756
Allowance for loan and lease losses	(1,649)			(1,702)			(1,710)
All other noninterest-earning assets	11,445			10,969			10,593
Total assets	$233,432			$230,529			$223,706
Interest-bearing deposits
Checking with interest	$23,907	$94	1.57%	$23,028	$99	1.70%	$24,460	$125	2.04%
Money market	39,792	260	2.59	39,396	280	2.82	35,319	271	3.05
Savings	46,618	412	3.51	47,005	435	3.66	41,103	421	4.07
Time deposits	11,116	95	3.38	11,146	97	3.45	13,683	140	4.07
Total interest-bearing deposits	121,433	861	2.81	120,575	911	3.00	114,565	957	3.32
Borrowings:
Securities sold under customer repurchase agreements	265	—	0.52	442	1	0.51	370	1	0.57
Senior unsecured borrowings	556	7	5.27	555	7	5.27	59	1	4.44
Subordinated debt	1,774	24	5.20	1,350	17	5.02	845	6	2.75
Other borrowings	35,601	326	3.67	35,911	328	3.66	35,818	327	3.66
Long-term borrowings	37,931	357	3.76	37,816	352	3.73	36,722	334	3.64
Total borrowings	38,196	357	3.74	38,258	353	3.70	37,092	335	3.61
Total interest-bearing liabilities	$159,629	$1,218	3.03%	$158,833	$1,264	3.16%	$151,657	$1,292	3.39%

Noninterest-bearing deposits	$41,758			$40,049			$39,969
Credit balances of factoring clients	1,358			1,175			1,232
Other noninterest-bearing liabilities	8,490			8,181			8,250
Stockholders' equity	22,197			22,291			22,598
Total liabilities and stockholders’ equity	$233,432			$230,529			$223,706

Net interest income		$1,722			$1,734			$1,709
Net interest spread (2)			2.45%			2.48%			2.44%
Net interest margin (2)			3.20%			3.26%			3.32%

(1) Loans and leases include nonaccrual loans and loans held for sale. Interest income on loans and leases includes loan PAA income and loan fees.
(2) The average balances and yields for loans and leases are calculated net of average credit balances of factoring clients to appropriately reflect the interest-earning portion of factoring receivables.

Note: Certain items above do not precisely recalculate as presented due to rounding.

Dollars in millions	Twelve Months Ended
Average Balance Sheets, Yields and Rates	December 31, 2025			December 31, 2024
	Average Balance	Income/Expense	Yield/Rate	Average Balance	Income/Expense	Yield/Rate
Loans and leases (1) (2)	$141,934	$9,096	6.41%	$136,026	$9,528	7.00%
Investment securities	44,160	1,678	3.80	37,029	1,334	3.60
Securities purchased under agreements to resell	272	12	4.25	247	13	5.18
Interest-earning deposits at banks	23,292	992	4.26	28,276	1,478	5.23
Total interest-earning assets (2)	$209,658	$11,778	5.61%	$201,578	$12,353	6.12%

Operating lease equipment, net	$9,432			$9,003
Cash and due from banks	801			753
Allowance for loan and lease losses	(1,692)			(1,748)
All other noninterest-earning assets	11,067			10,214
Total assets	$229,266			$219,800
Interest-bearing deposits
Checking with interest	$23,447	$394	1.68%	$24,199	$526	2.17%
Money market	38,493	1,066	2.77	33,107	1,031	3.11
Savings	45,936	1,692	3.68	38,997	1,663	4.26
Time deposits	11,592	407	3.51	15,202	644	4.23
Total interest-bearing deposits	119,468	3,559	2.98	111,505	3,864	3.47
Borrowings:
Securities sold under customer repurchase agreements	401	2	0.53	392	2	0.51
Senior unsecured borrowings	460	24	5.22	292	8	2.63
Subordinated debt	1,391	68	4.84	889	29	3.18
Other borrowings	35,809	1,311	3.66	35,826	1,307	3.65
Long-term borrowings	37,660	1,403	3.72	37,007	1,344	3.63
Total borrowings	38,061	1,405	3.69	37,399	1,346	3.60
Total interest-bearing liabilities	$157,529	$4,964	3.15%	$148,904	$5,210	3.50%

Noninterest-bearing deposits	$40,018			$39,499
Credit balances of factoring clients	1,195			1,192
Other noninterest-bearing liabilities	8,167			7,908
Stockholders' equity	22,357			22,297
Total liabilities and stockholders’ equity	$229,266			$219,800

Net interest income		$6,814			$7,143
Net interest spread (2)			2.46%			2.62%
Net interest margin (2)			3.25%			3.54%

(1) Loans and leases include nonaccrual loans and loans held for sale. Interest income on loans and leases includes loan PAA income and loan fees.
(2) The average balances and yields for loans and leases are calculated net of average credit balances of factoring clients to appropriately reflect the interest-earning portion of factoring receivables.

Note: Certain items above do not precisely recalculate as presented due to rounding.

Dollars in millions, except share and per share data		Three Months Ended			Year Ended December 31,
Non-GAAP Reconciliations		December 31, 2025	September 30, 2025	December 31, 2024	2025	2024
Net income and EPS
Net income (GAAP)	a	$580	$568	$700	$2,206	$2,777
Preferred stock dividends		14	14	15	57	61
Net income available to common stockholders (GAAP)	b	$566	$554	$685	$2,149	$2,716
Total notable items, after income tax	c	68	19	(57)	164	80
Adjusted net income (non-GAAP)	d = (a+c)	648	587	643	2,370	2,857
Adjusted net income available to common stockholders (non-GAAP)	e = (b+c)	$634	$573	$628	$2,313	$2,796
Weighted average common shares outstanding
Basic	f	12,363,028	12,849,339	13,927,887	13,002,455	14,341,872
Diluted	g	12,363,028	12,849,339	13,927,887	13,002,455	14,342,655
EPS (GAAP)
Basic	b/f	$45.81	$43.08	$49.21	$165.24	$189.42
Diluted	b/g	45.81	43.08	49.21	165.24	189.41
Adjusted EPS (non-GAAP)
Basic	e/f	$51.27	$44.62	$45.10	$177.88	$194.97
Diluted	e/g	51.27	44.62	45.10	177.88	194.96

Noninterest income and expense
Noninterest income (GAAP)	h	$715	$699	$699	$2,727	$2,615
Impact of notable items, before income tax		(186)	(181)	(183)	(688)	(668)
Adjusted noninterest income (non-GAAP)	i	$529	$518	$516	$2,039	$1,947

Noninterest expense (GAAP)	j	$1,572	$1,491	$1,517	$6,056	$5,735
Impact of notable items, before income tax		(204)	(212)	(249)	(853)	(916)
Adjusted noninterest expense (non-GAAP)	k	$1,368	$1,279	$1,268	$5,203	$4,819

PPNR
Net income (GAAP)	a	$580	$568	$700	$2,206	$2,777
Plus: provision for credit losses		54	191	155	514	431
Plus: income tax expense		231	183	36	765	815
PPNR (non-GAAP)	l	$865	$942	$891	$3,485	$4,023
Impact of notable items (1)		18	31	66	165	248
Adjusted PPNR (non-GAAP)	m	$883	$973	$957	$3,650	$4,271
(1) Excludes the impact of notable items on income taxes as this is excluded from PPNR as presented in the table above.
Note: Certain items above do not precisely recalculate as presented due to rounding.

Dollars in millions		Three Months Ended			Year Ended December 31,
Non-GAAP Reconciliations (continued)		December 31, 2025	September 30, 2025	December 31, 2024	2025	2024
ROA
Net income (GAAP)	a	$580	$568	$700	$2,206	$2,777
Annualized net income	n = a annualized	2,303	2,254	2,786	2,206	2,777
Adjusted net income (non-GAAP)	d	648	587	643	2,370	2,857
Annualized adjusted net income	p = d annualized	2,571	2,332	2,558	2,370	2,857
Average assets	o	233,432	230,529	223,706	229,266	219,800
ROA	n/o	0.99%	0.98%	1.25%	0.96%	1.26%
Adjusted ROA (non-GAAP)	p/o	1.10	1.01	1.14	1.03	1.30

PPNR ROA
PPNR (non-GAAP)	l	$865	$942	$891	$3,485	$4,023
Annualized PPNR	q = l annualized	3,430	3,738	3,545	3,485	4,023
Adjusted PPNR (non-GAAP)	m	883	973	957	3,650	4,271
Annualized adjusted PPNR	r = m annualized	3,504	3,860	3,809	3,650	4,271
PPNR ROA (non-GAAP)	q/o	1.47%	1.62%	1.58%	1.52%	1.83%
Adjusted PPNR ROA (non-GAAP)	r/o	1.50	1.67	1.70	1.59	1.94

ROE and ROTCE
Annualized net income available to common stockholders	s = b annualized	$2,247	$2,196	$2,727	$2,149	$2,716
Annualized adjusted net income available to common stockholders	t = e annualized	$2,515	$2,275	$2,499	$2,313	$2,796

Average stockholders' equity (GAAP)		$22,197	$22,291	$22,598	$22,357	$22,297
Less: average preferred stock		1,117	881	881	940	881
Average common stockholders' equity	u	$21,080	$21,410	$21,717	$21,417	$21,416
Less: average goodwill		346	346	346	346	346
Less: average other intangible assets		204	216	259	223	283
Average tangible common equity (non-GAAP)	v	$20,530	$20,848	$21,112	$20,848	$20,787
ROE	s/u	10.66%	10.26%	12.56%	10.03%	12.68%
Adjusted ROE (non-GAAP)	t/u	11.93	10.62	11.51	10.80	13.06
ROTCE (non-GAAP)	s/v	10.94	10.53	12.92	10.31	13.07
Adjusted ROTCE (non-GAAP)	t/v	12.25	10.91	11.84	11.09	13.45

Tangible common equity to tangible assets at period end
Stockholders' equity (GAAP)	w	$22,238	$21,986	$22,228
Less: preferred stock		1,375	881	881
Common equity	x	$20,863	$21,105	$21,347
Less: goodwill		346	346	346
Less: other intangible assets		195	208	249
Tangible common equity (non-GAAP)	y	$20,322	$20,551	$20,752
Total assets (GAAP)	z	229,698	233,488	223,720
Tangible assets (non-GAAP)	aa	229,157	232,934	223,125
Total equity to total assets (GAAP)	w/z	9.68%	9.42%	9.94%
Tangible common equity to tangible assets (non-GAAP)	y/aa	8.87	8.82	9.30
Note: Certain items above do not precisely recalculate as presented due to rounding.

Dollars in millions, except share and per share data		Three Months Ended			Year Ended December 31,
Non-GAAP Reconciliations (continued)		December 31, 2025	September 30, 2025	December 31, 2024	2025	2024
Book value and tangible book value per common share at period end
Common shares outstanding at period end	bb	12,139,159	12,618,629	13,717,621
Book value per share	x/bb	$1,718.71	$1,672.54	$1,556.16
Tangible book value per common share (non-GAAP)	y/bb	1,674.11	1,628.64	1,512.77

Efficiency ratio
Net interest income	cc	$1,722	$1,734	$1,709	$6,814	$7,143
Efficiency ratio (GAAP)	j / (h + cc)	64.53%	61.27%	63.01%	63.48%	58.77%
Adjusted efficiency ratio (non-GAAP)	k / (i + cc)	60.79	56.78	56.98	58.77%	53.01%

Rental income on operating lease equipment
Rental income on operating lease equipment (GAAP)		$281	$273	$272	$1,096	$1,048
Less: depreciation on operating lease equipment		102	98	101	398	394
Less: maintenance and other operating lease expenses		64	67	55	244	219
Plus: accelerated depreciation on impaired operating lease equipment		—	—	4	—	4
Adjusted rental income on operating lease equipment (non-GAAP)		$115	$108	$120	$454	$439

Net interest income & Net interest margin
Net interest income (GAAP)	cc	$1,722	$1,734	$1,709	$6,814	$7,143
Loan PAA	dd	59	71	90	289	505
Other PAA	ee	(10)	(10)	(8)	(38)	(24)
PAA	ff = (dd + ee)	$49	$61	$82	$251	$481
Net interest income, excluding PAA (non-GAAP)	gg = (cc - ff)	$1,673	$1,673	$1,627	$6,563	$6,662

Annualized net interest income	hh = cc annualized	$6,834	$6,878	$6,798	$6,814	$7,143
Annualized net interest income, excluding PAA	ii = gg annualized	6,640	6,637	6,472	6,563	6,662
Average interest-earning assets	jj	213,294	211,042	204,779	209,658	201,578

NIM (GAAP)	hh/jj	3.20%	3.26%	3.32%	3.25%	3.54%
NIM, excluding PAA (non-GAAP)	ii/jj	3.11	3.15	3.16	3.13	3.30

Interest income on loans (GAAP)		$2,290	$2,300	$2,322	$9,096	$9,528
Less: loan PAA	dd	59	71	90	289	505
Interest income on loans, excluding loan PAA (non-GAAP)		$2,231	$2,229	$2,232	$8,807	$9,023

Note: Certain items above do not precisely recalculate as presented due to rounding.